GOLDMAN SACHS TRUST (the “Trust”)

Goldman Sachs Retirement Strategies Portfolios

Class A, Institutional and Service Shares of

Goldman Sachs Retirement Strategy 2010 Portfolio

Goldman Sachs Retirement Strategy 2015 Portfolio
Goldman Sachs Retirement Strategy 2020 Portfolio
Goldman Sachs Retirement Strategy 2030 Portfolio
Goldman Sachs Retirement Strategy 2040 Portfolio
Goldman Sachs Retirement Strategy 2050 Portfolio (the “Portfolios”)

Supplement dated September 28, 2007 to the

Prospectuses dated August 22, 2007 (the “Prospectuses”)

Effective September 28, 2007, the Goldman Sachs Structured International Small Cap Fund will be added as an underlying fund available for investment by the Portfolios.

This supplement updates the disclosure contained in the Prospectuses as follows:

The following is inserted in the table in the section “Description of Underlying Funds”:

Underlying Fund	Investment Objectives	Investment Criteria

Structured International Small Cap	Long-term growth of capital.	At least 80% of its net assets in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI Provisional Small Cap EAFE Index.

The following is inserted in the table in the section “Service Providers— Management Fees”:

		Total Net
		Operating
		Expense
Underlying Fund	Management Fee	Ratio

Structured International Small Cap	First $2 billion 0.85% Over $2 billion 0.77%	0.90%

The following is inserted as the last bullet point in the section “Principal Risks of the Underlying Funds—Risks That Are Particularly Important For Specific Underlying Funds”:

■	Geographic Risk—Concentration of the investments of the Structured International Small Cap Fund in issuers located in a particular country or region will subject this Underlying Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

In the prospectus for the Class A Shares only, the first sentence of the fourth full paragraph in the section “Common Questions About The Purchase Of Class A Shares—What Is The Offering Price Of Class A Shares?” is deleted and replaced with the following:

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and are held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account.

The following is added above the section “Risks of Initial Public Offerings” in Appendix A:

Risk of Equity Swap Transactions. Certain Underlying Funds participate in equity swap transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when an Underlying Fund takes a long position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Underlying Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Underlying Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Underlying Fund on the notional amount. In other cases, when the Underlying Fund takes a short position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Underlying Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Underlying Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the investment adviser of the Underlying Fund may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Underlying Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the investment adviser of the Underlying Fund does not accurately analyze and predict future market trends, the values of assets or economic factors, the Underlying Fund may suffer a loss, which may be substantial.

RTMTSTSTK 9-07

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